UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant                                            ☒

Filed by a Party other than the Registrant           ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☒     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

 QUALSTAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copy to:

Keith E. Gottfried, Esq.

Alston & Bird LLP

The Atlantic Building

950 F. Street, N.W.

Washington, DC 20004-1404

(202) 239-3679

 Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Qualstar Corporation, a California corporation (“Qualstar” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2013 Annual Meeting of Shareholders and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). In connection with its 2013 Annual Meeting, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its shareholders.

Proxy Card mailed to shareholders

Attached hereto as Exhibit 1 is a typeset version of the proxy card being mailed by Qualstar to its shareholders which includes information on how shareholders can vote by internet and telephone.

Additional Information and Where To Find It

In connection with its 2013 Annual Meeting, Qualstar has filed a definitive proxy statement and a WHITE proxy card with the SEC on June 4, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its shareholders. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND WHITE PROXY CARD FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT QUALSTAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Qualstar with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at Qualstar’s website (www.qualstar.com) or by writing to Mr. Lawrence D. Firestone, President and Chief Executive Officer, Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, CA 93063. Copies of the proxy materials may be requested from the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Certain Information Regarding Participants in the Solicitation

Qualstar, its directors, nominees for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting of Shareholders. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by Qualstar with the SEC in connection with the proxy solicitation.

CLIENT: Mackenzie GALLEY#: 1 | JOB#: 74025 ACCESS #: 3.1 | DESC: Proxy Card MACHINE: cfpmac01 | OPERATOR: jvb PRINTED: 6/5/13 - 7:03 PM | HANDLING #: 7 TRIM SIZE: 51p x 66p | DATE: 6/5/13 - 7:03 PM PRINT SCALE: 100%

QUALSTAR

Qualstar Corporation
c/o MacKenzie Partners
105 Madison Avenue
New York, NY 10016

Vote by Internet	Vote by Telephone	Vote by Mail
Access the Website and submit your proxy: **www.firstcoastresults.com/QBAK**	Call Toll-Free using a touch-tone telephone: **1-800-301-6490**	Sign and return our proxy in the postage-paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.firstcoastresults.com/QBAK

➔

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL

PROXY

QUALSTAR CORPORATION
3990-B Heritage Oak Court
Simi Valley, California 93063

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUALSTAR CORPORATION.

The undersigned hereby appoints Lawrence D. Firestone and John D. Pirnot, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution in each of them, to represent and vote all the shares of Qualstar Corporation which the undersigned is entitled to vote at the 2013 Annual Meeting of Shareholders to be held at Qualstar's corporate headquarters, located at 3990-B Heritage Oak Court, Simi Valley, California 93063, on Friday, June 28, 2013, at 9:30 a.m., Pacific Time, and at any and all adjournments or postponements thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, 4 AND 5. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, 4 AND 5, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE 2013 ANNUAL MEETING.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

CLIENT: Mackenzie GALLEY#: 2 JOB#: 74025 ACCESS #: 3.1 DESC: Proxy Card MACHINE: dtpmac01 OPERATOR: jvb PRINTED: 6/5/13 - 7:03 PM HANDLING #: 7 TRIM SIZE: 51p x 66p DATE: 6/5/13 - 7:03 PM PRINT SCALE: 100%

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01-Allen H. Alley	☐	☐	02-Chester Baffa	☐	☐	03-Lawrence D. Firestone	☐	☐
04-Gerald J. Laber	☐	☐	05-Daniel C. Molhoek	☐	☐			

Proposal	For	Against	Abstain
2. To ratify the adoption by the Board of Directors of the Rights Agreement dated February 5, 2013, by and between Qualstar and Corporate Stock Transfer, Inc., as Rights Agent.	☐	☐	☐
3. To authorize the Board of Directors to adjourn the 2013 Annual Meeting of Shareholders in the event the meeting is convened and a quorum is present but there are not sufficient votes to ratify the adoption of the Rights Agreement, in order to enable the Board to solicit additional proxies.	☐	☐	☐
4. To approve amendment and restatement of the Qualstar Corporation 2008 Stock Incentive Plan.	☐	☐	☐
5. To approve the appointment of SingerLewak LLP as Qualstar's independent registered public accounting firm for the fiscal year ending June 30, 2013.	☐	☐	☐

This Proxy confers discretionary authority to vote on any other matters as may properly come before the meeting. The undersigned hereby revokes any other proxy heretofore executed by the undersigned for the meeting and acknowledges receipt of the Notice of 2013 Annual Meeting of Shareholders and Proxy Statement dated June 4, 2013.

Dated: ______________________________

____
Signature

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Signature if held jointly

Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by more than one person, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope. If your address is incorrectly shown, please print changes.